EXHIBIT 10.2
AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made as of September 30, 2011 (this “Amendment”), among NN, INC., a Delaware corporation (the “US Borrower”), the FOREIGN BORROWERS party hereto (together with the US Borrower, the “Borrowers” and each individually, a “Borrower”), the LENDERS party hereto and KEYBANK NATIONAL ASSOCIATION, as Agent (as defined below).

WITNESSETH:

WHEREAS, the Borrowers have been extended certain loans and other financial accommodations pursuant to the Second Amended and Restated Credit Agreement, dated as of December 21, 2010 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of March 9, 2011, and as otherwise heretofore amended, supplemented or otherwise modified from to time, the “Credit Agreement”), among the Borrowers, the Lenders party thereto and KeyBank National Association, as administrative agent and collateral agent (the “Agent”);

WHEREAS, the Borrowers have requested that the Lenders amend Section 5.7(d)of the Credit Agreement to decrease the Fixed Charge Coverage Ratio for a specified period;

 WHEREAS, the Lenders desire to amend Section 5.7(d) as requested by the Borrowers;

 WHEREAS, the parties desire to amend certain provisions of the Credit Agreement as set forth herein; and

 WHEREAS, the Borrowers, the Lenders and the Agent constitute the parties required for purposes of amending the Credit Agreement pursuant to Section 11.3 thereof;

 NOW THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Agent and the Lenders do hereby agree as follows:

SECTION 1.	DEFINED TERMS.

 Each term used and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.  Unless specifically noted, for purposes of this Amendment, the term “Lender” shall be deemed to include each Swing Line Lender and each Fronting Lender.

SECTION 2.                  AMENDMENT TO CREDIT AGREEMENT.

2.1 Amendments to Section 5.7(d).  Clause (d) of Section 5.7 of the Credit Agreement is hereby amended in its entirety on the Amendment Effective Date (as hereinafter defined) to read as follows:

(d)           Fixed Charge Coverage Ratio:  US Borrower shall not suffer or permit as of the last day of any fiscal quarter the Fixed Charge Coverage Ratio to be less than (i) 1.00 to 1.00 for the periods ending September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, and September 30, 2012 and (ii) 1.25 to 1.00 for the periods ending December 31, 2012 and thereafter; provided, however, that at all times during the period commencing September 30, 2011 and ending on September 30, 2012, the Total Commitment Amount must exceed the sum of the aggregate outstanding principal amount of all Revolving Loans plus the Letter of Credit Exposure plus the Swing Line Exposure by an amount no less than Ten Million Dollars ($10,000,000).

SECTION 3.	REPRESENTATIONS AND WARRANTIES.

Each Borrower hereby represents and warrants to the Lenders and the Agent as follows:

3.1 This Amendment. This Amendment has been duly and validly executed by an authorized officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.  The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.

3.2 No Default or Event of Default.  No Default or Event of Default now exists under the Credit Agreement and, upon the effectiveness of this Amendment, no Default or Event of Default will be existing and no Default or Event of Default will occur as a result of the effectiveness of this Amendment.

3.3            Restatement of Representations and Warranties.  Upon the effectiveness of this Amendment, the representations and warranties of such Borrower contained in the Credit Agreement, as amended by this Amendment, and the other Loan Documents will be true and correct in all material respects on and as of the date of this Amendment, except for representations and warranties that were given as of a specific earlier date (which remain true and correct as of such earlier date).

SECTION 4.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date and time (the “Amendment Effective Date”) at which each of the following conditions precedent shall have been fulfilled:

4.1 This Amendment.  The Agent shall have received from each Borrower and requisite Lenders an original counterpart of this Amendment, in each case, executed and delivered by a duly authorized officer of such Borrower or such Lender, as the case may be.

4.2 Guarantor Acknowledgement.  The Agent shall have received from each Guarantor of Payment a counterpart of the Acknowledgement of Guarantors of Payment, attached hereto as Annex I, in each case, executed and delivered by a duly authorized officer of such Guarantor of Payment.

4.3 Amendment Fee.  The Borrowers shall have paid to the Agent, for the benefit of each of the Lenders which have executed this Amendment, a non-refundable amendment fee, which shall be fully earned when paid, in the amount of Five Thousand Dollars ($5,000) per each such Lender.

4.4 Fees and Expenses.  The Borrowers shall have paid all other reasonable outstanding costs, expenses and fees of the Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment.

4.5 Amendment to Senior Notes Indenture.  The Agent shall have received executed copies of a fully effective (except for any condition to effectiveness to be satisfied by delivery of this Amendment) amendment to the Senior Notes Indenture, incorporating in substance the amendments set forth in Section 2 of this Amendment and otherwise in form and substance satisfactory to the Agent (the “Amendment to Senior Notes Indenture”).

4.6 Other Documents.  The Agent shall have received such other documents, instruments or other materials as it shall have reasonably requested.

SECTION 5.	MISCELLANEOUS.

5.1 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

5.2 Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

5.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

        5.4                Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

5.5                 Negotiations. Each Borrower acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agent and the Lenders and reviewed by counsel for such Borrower.

5.6 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Agent under the Credit Agreement (as amended by this Amendment) or any other Loan Document, or (ii) any term, provision, representation, warranty or covenant contained in the Credit Agreement (as amended by this Amendment) or any other Loan Document.  Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement (as amended by this Amendment).

5.7               Reference to and Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

5.8               Release of Claims.  In consideration of the Agent’s and Lenders’ agreements contained in this Amendment, each Borrower acknowledges and agrees that such Borrower does not have knowledge, as of the date hereof, of any claim, defense or set-off right against the Agent, the Lenders or their respective Affiliates, parents, subsidiaries, employees, officers, directors, agents, representatives and counsel (collectively, the “Lender Parties”) of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever relating to the enforcement by the Agent or any Lender of the full amount of its obligations for the Loans and other Obligations under the Credit Agreement and the other Loan Documents.  Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against any of the Lender Parties or their enforcement of the Credit Agreement, any Note, or any other Loan Document, of any nature whatsoever of which such Borrower is aware, whether anticipated or unanticipated, suspected or unsuspected, fixed, contingent, conditional, or at law or in equity in any case originating in whole or in part on or before the Amendment Effective Date, does nonetheless exist on the date hereof, in consideration of the Agent’s and Lenders’ entering into this Agreement, each Borrower irrevocably and unconditionally forever waives and releases fully each and every such claim, cause of action, defense and set-off against the Lender Parties.

5.9               Reaffirmation.  Each of the parties hereto, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, under the Loan Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and the other Loan Documents to which it is a party and (ii) to the extent such party has granted liens on or security interests in any of its property pursuant to the Credit Agreement or any other Loan Document as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations.  Each of the parties hereto hereby consents to this Amendment and hereby ratifies and affirms the Credit Agreement and the other Loan Documents, as amended hereby.

    5.10  Expenses; Agreement With Respect to the Credit Agreement. The Credit Parties shall be responsible for all reasonable costs, expenses and fees of the Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment.  To the extent that The Prudential Insurance Company of America (“Prudential”) or any other Senior Noteholder is compensated or will be compensated for executing and delivering or in connection with the execution and delivery of the Amendment to Senior Notes Indenture (other than any fee payable to Prudential for the benefit of the Senior Noteholders in an aggregate amount not to exceed 0.02% of the current outstanding principal amount of the Senior Notes), whether by fee, increased yield or otherwise, the Credit Parties shall provide the Lenders with at least the equivalent economic consideration (it being understood that the foregoing sentence shall in no way be deemed to constitute a consent on the part of the Agent or the Lenders for any such additional compensation to such Persons).

5.11 Loan Document.  This Amendment is a Loan Document.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWERS:

NN, INC.

By: _______________________________________
Name:  James H. Dorton
Title:    Vice President – Corporate Development
and Chief Financial Officer

NN NETHERLANDS B.V.

By: ________________________________________
Name: James H. Dorton
Title:   Director

NN SLOVAKIA, S.R.O

By: _______________________________________
Name: William C. Kelly, Jr.
Title:    Executive Director

NN EUROPE S.P.A.

By: _______________________________________
Name: James H. Dorton
Title:   Director

Signature Page to Amendment No. 2
S-1

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, as Lender and as Agent

By: _________________________________
Name: Suzannah Harris
Title: Vice President

REGIONS BANK, as Lender

By:   ________________________________
Name: _______________________________
Title:  _______________________________

BRANCH BANKING AND TRUST
COMPANY, as Lender

By: _________________________________
Name:_______________________________
Title:  _______________________________

WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender

By: _________________________________
Name:_______________________________
Title: ________________________________

Signature Page to Amendment No. 2
S-2

ANNEX I

ACKNOWLEDGEMENT OF GUARANTORS OF PAYMENT

Each undersigned hereby acknowledges and agrees to the terms of the Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of September __, 2011 (the “Amendment”), delivered in connection with the Second Amended and Restated Credit, dated as of December 21, 2010 (as heretofore amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among NN, Inc., a Delaware corporation (the “US Borrower”), the Foreign Borrowers party thereto (together with the US Borrower, the “Borrowers” and each individually, a “Borrower”), various financial institutions (collectively, the “Lenders” and individually, a “Lender”) and KeyBank National Association (“KeyBank”), as administrative agent and collateral agent (the “Agent”).

Each of the undersigned hereby confirms that, upon the effectiveness of the Amendment, each Guaranty of Payment by the undersigned and each other Loan Document to which the undersigned is a party shall remain in full force and effect and be the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.   The undersigned hereby further confirms that, upon the effectiveness of the Amendment, such Guaranty of Payment shall continue to guaranty the Obligations (as defined therein).

Capitalized terms used herein but not defined are used as defined in the Credit Agreement.

THE DELTA RUBBER COMPANY

By: _________________________
Name: James H. Dorton
Title:   Treasurer

WHIRLAWAY CORPORATION

By: __________________________
Name: James H. Dorton
Title:   Treasurer

TRIUMPH LLC

By: __________________________
Name: James H. Dorton
Title:   Treasurer

INDUSTRIAL MOLDING CORPORATION

By:___________________________
Name: James H. Dorton
Title:   Treasurer

NN HOLDINGS B.V.

By: NN International B.V., the sole member of its managing board

By: ____________________________
Name: William C. Kelly, Jr.
Title:    Managing Director

NN INTERNATIONAL B.V.

By: _____________________________
Name: William C. Kelly, Jr.
           Title:    Managing Director

Signature Page to Guarantor Acknowledgement